SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported) February 29, 2000


         MERRILL LYNCH MORTGAGE INVESTORS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2000, which forms the Trust which will issue the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB1).

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

       Delaware                     333-81429             13-5674085
(State or Other Jurisdiction      (Commission         (I.R.S. Employer
   of Incorporation)               File Number)       Identification No.)



250 Vesey Street
World Financial Center, North Tower
New York, New York                                              10281
(Address of Principal                                         (Zip Code)
Executive Offices)


Registrant's telephone number, including area code (212) 449-1000

Item 5.  Other Events.
         ------------

Filing of Certain Materials
---------------------------

         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Merrill Lynch Mortgage Investors, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB1 (the "Certificates").

Incorporation of Certain Documents by Reference
-----------------------------------------------

         The consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of December 31, 1998 and December 31, 1997, and for the three-year period ended December 31, 1998, included in the Annual Report on Form 10-K of MBIA Insurance Corporation (which was filed with the Securities and Exchange Commission on March 30, 1999 are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and
(iii) the prospectus supplement for C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB1, and shall be deemed to be part hereof and thereof.

         In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PWC") to the use of their name and the incorporation by reference of their report in registration statement (No. 333-81429) and in the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.


------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 27, 2000 and the prospectus supplement dated February 28, 2000, of the Company, relating to its C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB1.

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1      Consent of PricewaterhouseCoopers LLP

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.



                                            By: /s/ Peter Cerwin
                                                ------------------------
                                                Name:    Peter Cerwin
                                                Title:   Director

Dated:  February 29, 2000

Exhibit Index
-------------
Exhibit                                                                  Page
-------                                                                  ----

23       Consent of PricewaterhouseCoopers LLP

                                  EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference in the Prospectus Supplement regarding the issuance of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB1, of our report dated February 2, 1999, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998. We also consent to the reference to out firm under the caption "Experts".

                                             /s/ PricewaterhouseCoopers LLP
                                             ------------------------------
                                             PricewaterhouseCoopers LLP

February 25, 2000